UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2010

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8951	84-0622967
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4350 South Monaco Street, Suite 500, Denver, Colorado 80237

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

5.02(e) Compensatory Arrangements of Certain Officers

COMPENSATION OF EXECUTIVE OFFICERS

On December 30, 2010, the Compensation Committee (the “Committee”) of M.D.C. Holdings, Inc. (the “Company”) took the actions described below with respect to compensation of the Company’s executive officers. These executive officers are expected to be listed as “named executive officers” (as defined in Item 402(a)(3) of Regulation S-K) in the Company’s Proxy Statement for the Company’s 2011 Annual Meeting of Shareowners.

WITH REGARD TO LARRY A MIZEL,

CHAIRMAN AND CEO

1.	Determined, pursuant to Article III of the M.D.C. Holdings, Inc. Amended Executive Officer Performance-Based Compensation Plan approved by the Company’s shareowners at the 2008 annual meeting, as amended (the “Performance-Based Compensation Plan”), for the fiscal year ending December 31, 2010, that the Goal contained in Article III.A.(i) will not be achieved and the Performance Goal contained in Article III.A.(ii) will be achieved. Accordingly, pursuant to Paragraph C of Article III of the Performance-Based Compensation Plan, Larry A. Mizel, Chairman of the Board of Directors and Chief Executive Officer, shall receive the following for fiscal year 2010, payable as of the date the Committee or its designated member certifies that the Performance Goal has been achieved (the “Certification Date”):

a.	cash in the amount of $2,500,000 and

b.	60,000 shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, approved by the Company’s shareowners in 2001 (“2001 Equity Incentive Plan”), and evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The date of the award will be the Certification Date and the restrictions on the awarded shares will lapse as to 33-1/3% of such shares per year over three years, commencing on the third anniversary of the Certification Date.

2.	Granted to Mr. Mizel stock options covering 180,000 shares (one option for 90,000 shares and a second option for 90,000 shares) of common stock of the Company under the Company’s 2001 Equity Incentive Plan, evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The options become exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversaries of the date of grant (December 30, 2010). The exercise price for the 90,000 shares covered by the first option is equal to the closing price of the Company’s common stock on the date of grant. The exercise price for the 90,000 shares covered by the second option is equal to 110% of the closing price of the Company’s common stock on the date of grant. The closing price on December 30, 2010 was $28.86.

3.	Determined that Mr. Mizel’s base salary shall remain at $1,000,000 for fiscal year 2011.

WITH REGARD TO DAVID D. MANDARICH,

PRESIDENT AND COO

1.	Determined, pursuant to Article III of the Performance-Based Compensation Plan, for the fiscal year ending December 31, 2010, that the Goal contained in Article III.A.(i) will not be achieved and the Performance Goal contained in Article III.A.(ii) will be achieved. Accordingly, pursuant to Paragraph C of Article III of the Performance-Based Compensation Plan, David D. Mandarich, President and Chief Operating Officer, shall receive the following for fiscal year 2010, payable as of the Certification Date:

a.	cash in the amount of $2,500,000 and

b.	60,000 shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The date of the award will be the Certification Date and the restrictions on the awarded shares will lapse as to 33-1/3% of such shares per year over three years, commencing on the third anniversary of the Certification Date.

2.	Granted to Mr. Mandarich stock options covering 180,000 shares (one option for 90,000 shares and a second option for 90,000 shares) of common stock of the Company under the Company’s 2001 Equity Incentive Plan, evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. The options become exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversaries of the date of grant (December 30, 2010). The exercise price for the 90,000 shares covered by the first option is equal to the closing price of the Company’s common stock on the date of grant. The exercise price for the 90,000 shares covered by the second option is equal to 110% of the closing price of the Company’s common stock on the date of grant. The closing price on December 30, 2010 was $28.86.

3.	Determined that Mr. Mandarich’s base salary shall remain at $830,000 for fiscal year 2011.

WITH REGARD TO MICHAEL TOUFF,

SENIOR VICE PRESIDENT AND GENERAL COUNSEL

1.	Authorized a discretionary cash bonus for fiscal year 2010 to Michael Touff, Senior Vice President and General Counsel, in the amount of $220,000.

2.	Awarded Mr. Touff $75,000 in shares of restricted stock of the Company under the Company’s 2001 Equity Incentive Plan, evidenced by the form of 2001 Equity Incentive Plan Restricted Stock Agreement filed as Exhibit 10.11 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. This award was valued at $28.86 per share, the closing price of the Company’s common stock on December 30, 2010, the date of the award. The restrictions on the awarded shares will lapse as to 25% of such shares per year over four years, commencing on the first anniversary of the date of the award.

3.	Granted Mr. Touff a stock option covering 25,000 shares of common stock of the Company under the Company’s 2001 Equity Incentive Plan, evidenced by the form of 2001 Equity Incentive Plan Non-Qualified Stock Option Certificate filed as Exhibit 10.10 with the Company’s Form 10-K for the fiscal year ended December 31, 2004. This option becomes exercisable as to 33-1/3% of the shares on each of the third, fourth and fifth anniversary dates of the grant. The exercise price of the option is equal to the closing price of the Company’s common stock on the date of grant (December 30, 2010). The closing price on that date was $28.86.

4.	Determined that Mr. Touff’s base salary shall remain at $353,000 for fiscal year 2011.

WITH REGARD TO ALL THE EXECUTIVE OFFICERS

Determined that the perquisites, general benefits and other similar compensation heretofore granted to the executive officers should be continued in 2011 in the same manner and amounts consistent with the Company’s practice in 2010.

PERFORMANCE OBJECTIVES FOR 2011

Also on December 30, 2010, the Compensation Committee determined the Criteria and Performance Objectives for the Performance Goal in accordance with the Performance-Based Compensation Plan for fiscal year 2011. The Compensation Committee established performance targets for each of the following criteria under the Performance-Based Compensation Plan: (a) EBITDA, as defined in the Company’s Second Amended and Restated Credit Agreement dated as of March 22, 2006, as amended; (b) revenues or sales; (c) expense management; (d) profitability of an identifiable business unit or product; and (e) operating income. The achievement of any one or more of the Performance Objectives will constitute achievement of the Performance Goal for fiscal year 2011.

Under the Performance-Based Compensation Plan, the Performance Goal is to be established not more than 90 days after the commencement of the fiscal year and while the outcome for each Performance Objective is substantially uncertain. The Performance Goal is an alternative goal, which, if achieved, provides for a fixed compensation award. Two executive officers, Larry A. Mizel, Chairman and Chief Executive Officer, and David D. Mandarich, President and Chief Operating Officer, are eligible for the awards under the Performance-Based Compensation Plan. Payments under the Performance-Based Compensation Plan are intended to qualify as “performance-based” compensation for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and, accordingly, to be deductible by the Company for federal income tax purposes if other requirements for deductibility are met.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: January 3, 2011	By:	/S/ JOSEPH H. FRETZ
Joseph H. Fretz
Secretary and Corporate Counsel

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